SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2006

MidCarolina Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina	000-49848	56-2006811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 South Church Street

Burlington, North Carolina 28215

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 538-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	Exhibits:

99.1      Quarterly Report Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAROLINA FINANCIAL CORPORATION

Date: January 23, 2006	By:	/s/ Randolph J. Cary, Jr.
Randolph J. Cary, Jr., President
and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Releases